Exhibit 10.7

No. __	Issue Date: July____, 2012

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

IDEAL POWER CONVERTERS, INC.

STOCK PURCHASE WARRANT

THIS CERTIFIES that __________________ (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth in this Warrant (this “Warrant”), at any time on or after (except as otherwise limited below) the date of the applicable event specified below and on or prior to the Expiration Date, but not thereafter, to subscribe for and purchase from Ideal Power Converters, Inc., a Texas corporation (the “Company”), the number of whole Shares (as defined below) of the Company determined as follows:  the number of whole Shares equal to the quotient obtained by dividing (a) by (b), where (a) is an amount equal to $___________ and (b) is equal to the Exercise Price.

This Warrant is issued in connection with the issuance to the Holder of a Convertible Promissory Note (the “Note”) of even date herewith, and is one of the Warrants (collectively, the “Warrants”) being issued in connection with the issuance of a series of Convertible Promissory Notes of like tenor (collectively, “Notes”) being issued by the Company to raise interim financing of up to $500,000 (subject to increase in the Company’s discretion).  Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Note.

The following is a statement of the rights of the Holder of this Warrant and the conditions to which this Warrant is subject, to which the Holder, by the acceptance of this Warrant, agrees:

1. Certain Definitions.

1.1 “Change of Control” means any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, and shall be deemed to be occasioned by, or to include, (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger or consolidation) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least a majority of the voting power of the surviving or acquiring entity, or its direct or indirect parent entity (except that the sale by the Company of shares of its capital stock to investors in bona fide equity financing transactions shall not be deemed a Change of Control for this purpose) or (ii) a sale, exclusive license or other disposition of all or substantially all of the assets of the Company, including a sale, exclusive license or other disposition of all or substantially all of the assets of the Company’s subsidiaries, if such assets constitute substantially all of the assets of the Company and such subsidiaries taken as a whole.

1.2 “Exercise Price” means:

(i) in the event the Note to which this Warrant relates shall be converted into Shares issued in a Next Financing, the Note Conversion Price;

(ii) in the event the Note to which this Warrant relates shall be converted into shares of the Company’s Common Stock, the Ceiling Conversion Price; or

(ii) in the event the Note to which this Warrant relates reaches Maturity and is repaid in full, the Ceiling Conversion Price.

1.3 “Expiration Date” means, unless earlier terminated pursuant to Section 8 hereof, that date that is seven (7) years after the issue date set forth above.

1.4 “IPO” means a firm underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement declared effective by the Securities and Exchange Commission.

1.5 “Maturity” has the meaning assigned to such term in the Notes.

1.6 “Next Financing” means any transaction (or series of related transactions) after the date of this Warrant and before Maturity in which the Company issues and sells its equity securities in any transaction; provided however, that none of the following issuances of securities shall constitute a “Next Financing”: (i) the Note or the other Notes; (ii) securities issued in connection with any stock or unit split of or stock or unit dividend on the Company’s securities; (iii) securities issued to the Company’s employees, officers, directors, consultants, advisors or service providers pursuant to any plan, agreement or similar arrangement unanimously approved by the Company’s board of directors or managers, as applicable; (iv) securities issued to banks or equipment lessors; (v) securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships; (vi) securities issued in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); (vii) securities issued in connection with a bona fide business acquisition of or by the Company (whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise); (viii) securities issued for a charitable purpose; (ix) securities issued in connection with the conversion of the Company to a corporation; (x) securities issued in connection with or pursuant to that Investment Unit dated October 1, 2010, issued by the Company to the Office of the Governor Economic Development and Tourism; or (xi) any right, option or warrant to acquire any security convertible into or exercisable for the securities listed in clauses (i) through (x) above.

1.7 “Shares” means:

(i) if the Note to which this Warrant relates is converted into shares issued in a Next Financing, the equity securities issued by the Company in a Next Financing;

(ii) if the Note to which this Warrant relates is converted into shares of the Company’s Common Stock, the Company’s Common Stock; and

(iii) if the Note to which this Warrant relates reaches Maturity and is repaid in full, the Company’s Common Stock.

2. Exercise of Warrant».

2.1 Unless earlier terminated pursuant to Section 8 hereof, the purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the Company’s principal executive office (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the aggregate Exercise Price of the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company); whereupon the Holder shall be entitled to receive a certificate for the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid or on such later date requested by the Holder or on such earlier date agreed to by the Holder and the Company.

2.2 Unless earlier terminated pursuant to Section 8 hereof, in lieu of exercising this Warrant by payment of cash or check or bank draft payable to the order of the Company pursuant to subsection 2.1 above, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised), at any time after the date hereof and before the close of business on the Expiration Date, by surrender of this Warrant at the principal executive office of the Company, together with the Notice of Conversion annexed hereto, in which event the Company will issue to the Holder, Shares in accordance with the following formula:

Y(A-B)
X     =         A

Where,	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Warrant is being exercised;
	A	=	The fair market value of one Share; and
	B	=	The Exercise Price.

(a) For purposes of this subsection 2.2, the fair market value of a Share is defined as follows:

(i) if the exercise is conditioned upon the Company’s IPO, and if the Company’s registration statement relating to such IPO has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial “Price to Public” specified in the final prospectus with respect to the IPO;

(ii) if the exercise is conditioned upon a Change of Control, then the fair market value shall be the value received in such Change of Control by the holders of the securities as to which purchase rights under this Warrant exist;

(iii) if the exercise occurs after, and not in connection with the Company’s IPO, and:

(1) if the Common Stock is traded on a securities exchange or the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices on such exchange or market over the thirty (30) day period ending three (3) days prior to the date of the Notice of Conversion; or

(2) if the Common Stock is actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the date of the Notice of Conversion;

(iv) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

2.3 The exercise or conversion of this Warrant in connection with a Change of Control may, at the election of the Holder, be conditioned upon the closing of such Change of Control, in which event the Holder shall not be deemed to have exercised or converted this Warrant until immediately prior to the closing of such Change of Control.

2.4 In connection with any exercise of this Warrant, the Holder agrees that the Shares (and any shares of Common Stock issued or issuable upon conversion thereof) shall become subject to the rights and obligations under the Company’s stockholder agreements, including, as applicable, the Investor Agreements, to which Holder is subject at such time with respect to the class of shares issued upon exercise hereof.

3. Nonassessable».  The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.  Certificates for Shares purchased hereunder shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised.

4. Fractional Shares».  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon the exercise of this Warrant, such fractional share shall be rounded down to the nearest whole share, and the Company shall pay to the Holder the amount of such fractional share multiplied by an amount equal to such fraction multiplied by the then current fair market value (determined in accordance with Section 2.2(a)) of a Share shall be paid in cash to the Holder.

5. Charges, Taxes and Expenses».  Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder.

6. No Rights as Stockholders».  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

7. Saturdays, Sundays, Holidays, etc».  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

8. Early Termination».  Notwithstanding anything in this Warrant to the contrary, this Warrant shall terminate upon the closing of a Change of Control.

9. Adjustments».  The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as set forth in this Section 9.

9.1 Reclassification, etc.  If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities or any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 9.

9.2 Subdivision or Combination of Shares.  In the event that the Company shall at any time subdivide the outstanding securities as to which purchase rights under this Warrant exist, or shall issue a stock dividend on the securities as to which purchase rights under this Warrant exist, the number of securities as to which purchase rights under this Warrant exist immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding securities as to which purchase rights under this Warrant exist, the number of securities as to which purchase rights under this Warrant exist immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

9.3 Cash Distributions.  No adjustment on account of cash dividends or interest on the securities as to which purchase rights under this Warrant exist will be made to the Exercise Price under this Warrant.

10. Notice of Certain Events».  The Company shall provide the Holder with notice (similar in manner and in substance to the notice provided by the Company to its stockholders and/or optionholders) of a Change of Control and/or an IPO, but in any event shall make commercially reasonable efforts to provide at least 20 days notice prior to the closing of a Change of Control or IPO.

11. Miscellaneous».

11.1 Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new Warrant executed in the same manner as this Warrant and of like tenor and amount.

11.2 Waivers and Amendments.  This Warrant and the obligations of the Company and the rights of the Holder under this Warrant may be amended, waived, discharged or terminated (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company (which shall not be required in connection with a waiver of rights in favor of the Company) and the holders of at least a majority of the then-outstanding aggregate principal amount under the Notes; provided, however, that no such amendment or waiver shall reduce the number of Shares represented by this Warrant without the consent of the Holder hereof; and provided further, however, that nothing shall prevent the Holder from individually agreeing to waive the observation of any term of this Warrant.  Any amendment, waiver discharge or termination effected in accordance with this Section 11.2 shall be binding upon the Company, the Holder, and except pursuant to a waiver by an individual holder of another Warrant pursuant to the final proviso in the immediately preceding sentence, each other holder of Warrants.

11.3 Notices.  Any notice, request or other communication required or permitted hereunder shall be given in accordance with the Purchase Agreement.

11.4 Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

11.5 Successors and Assigns.  Neither this Warrant nor any rights hereunder are transferable without the prior written consent of the Company.  Notwithstanding the foregoing, the Holder shall be permitted to transfer this Warrant to any affiliate (as that term is defined in the Securities Act of 1933) of the Holder.  If a transfer is permitted pursuant to this Section, the transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.  In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.  Subject to the foregoing, the provisions of this Warrant shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Company and the Holder.

11.6 Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Warrant shall impair any such right, power, or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of the Holder of any breach or default under this Warrant or any waiver on the part of the Holder of any provisions or conditions of this Warrant must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Warrant or by law or otherwise afforded to the Investors, shall be cumulative and not alternative.

11.7 Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

11.8 Construction.  The language used in this Warrant will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

11.9 Governing Law.  THIS WARRANT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN DELAWARE RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN DELAWARE.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Ideal Power Converters, Inc.

By:
Charles De Tarr
Chief Financial Officer

Address:   5004 Bee Creek Rd. Suite 600
                  Spicewood TX 78669
Attn:          Charles De Tarr

NOTICE OF EXERCISE

TO:           Ideal Power Converters, Inc.

ATTN:  Secretary

1.
The undersigned hereby elects to purchase ______________ shares (the “Shares”) of the _________________ Stock of Ideal Power Converters, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

2.	Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)
Address:

3.
The undersigned confirms that the undersigned is an “accredited investor,” and that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or selling the Shares.

(Date)                                                                      (Signature)

(Print Name)

NOTICE OF CONVERSION

TO:           Ideal Power Converters, Inc.

ATTN:  Secretary

1.
The undersigned hereby elects to convert the attached Warrant into __________ shares (the “Shares”) of the _________________ Stock (the “Shares”) of Ideal Power Converters, Inc., pursuant to Section 2.2 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

2.	Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

Address:

3.
The undersigned represents that the undersigned is an “accredited investor,” and that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

(Date)

(Signature)

(Print Name)